April 21, 2021 Landstar System, Inc. Earnings Conference Call First Quarter 2021 Date Published: 04/21/2021 Exhibit 99.2

Forward Looking Statements Disclaimer: The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar’s Form 10-K for the 2020 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements. Date Published: 04/21/2021

Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. Date Published: 04/21/2021

The Network Landstar Employees Approx. 1,300 Agents Approx. 1,200 Customers 25,000+ Capacity 79,000+ 2020 Results $4.1 billion in revenue 2.0 million loadings 508 million dollar agents 10,991 BCO trucks (2020 year-end) 69,025 Carriers (2020 year-end) 17,000+ Trailers (2020 year-end) Date Published: 04/21/2021

Percentage of Revenue 1Q20 1Q21 Truck Transportation Truckload Van equipment 59% 64% Unsided/platform equipment 31% 26% Less-than-truckload 2% 2% Rail intermodal 3% 2% Ocean and air cargo 3% 4% Transportation Management Services Date Published: 04/21/2021

Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Revenue ($’s in thousands) Date Published: 04/21/2021 Quarter Quarter Qtr over Prior Year Qtr Rate (1) Volume (2) Change Truck Revenue 0.23599999999999999 0.13 0.39700000000000002 Rail Intermodal Revenue 0.112 1.4% 0.127 Ocean/Air Revenue 0.371 0.30599999999999999 0.79 Insurance Premiums NA NA 0.245 Total Revenue 0.38800000000000001

Van Equipment Unsided/Platform Equipment Truckload Loadings and Revenue per Load (Excludes LTL) Date Published: 04/21/2021

As a Percentage of Revenue 1Q20 1Q21 Quarter over Prior Year Quarter Change in Revenue Consumer Durables 23.9 28.7 67% Machinery 13.4 11.0 14% Building Products 9.1 8.5 31% AA&E, Hazmat 9.1 8.8 35% Automotive 7.4 8.6 60% Foodstuffs 4.7 3.9 15% Metals 5.9 4.9 16% Substitute Line Haul 3.2 6.8 189% Other 23.3 18.8 13% Transportation Revenue 100.0 100.0 39% Industries Served Date Published: 04/21/2021

Gross profit equals revenue less the cost of purchased transportation and commissions to agents. Gross profit margin equals gross profit divided by revenue. Revenue on transactions with a fixed gross profit margin was 52% and 48% of revenue in the 2020 and 2021 first quarters, respectively. Gross Profit (1) and Gross Profit Margin (2) ($’s in thousands) Date Published: 04/21/2021 Quarter 15.4% 14.7% Quarter 1st Qtr (3) Changes in gross profit margin % 2020 Period 15.4 Revenue - fixed gp margin 0.4 Revenue - variable gp margin -0.5 Change in mix and other -0.6 2021 Period 14.7

Operating margin equals operating income divided by gross profit. Operating Income and Operating Margin (1) ($’s in thousands) Date Published: 04/21/2021 Quarter 37.8% 54.6% 10 Quarter

Date Published: 04/21/2021 Truck Capacity Data (All information is provided as of the end of the period) KEY INCOME STATEMENT DATA ($ in Millions) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP Mar 28, Dec 26, Mar 27, External Revenue $10,242 #REF! #REF! 2020 (2) 2020 2021 (2) Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! BCO Independent Contractors 9,444 10,242 10,498 Truck Brokerage Carriers: Interest and Debt Expense #REF! #REF! #REF! Approved and Active (1) 38,879 46,053 49,538 Income Before Income Taxes #REF! #REF! #REF! Other Approved 16,657 22,972 23,246 55,536 69,025 72,784 Income Taxes #REF! #REF! #REF! Total Available Truck Capacity Providers 64,980 79,267 83,282 Trucks Provided by BCO Independent Contractors 10,112 10,991 11,268 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue and the cost of purchased transportation, were $48.8 million and $52.4 million in the 2021 and 2020 first quarters, respectively.

(1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. Date Published: 04/21/2021 Key Balance Sheet and Cash Flow Statistics ($’s in thousands) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP QTR QTR Mar 28, Mar 27, External Revenue $0.21 #REF! #REF! 2020 2021 Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Balance sheet (period end amounts): Debt to Capital 0.14000000000000001 0.107 Net Cash (1) $,108,930 $,169,800 Cash flow: Cash flow from operations $99,216 $69,891 Capital expenditures $5,799 $4,076 Income Before Income Taxes #REF! #REF! #REF! Share repurchases $,115,962 $0 Dividends paid $86,283 $84,837 Returns: TTM Return on Equity 0.28999999999999998 0.33 TTM Return on Invested Capital 0.25 0.28999999999999998 TTM Return on Assets 0.15 0.16

Free Cash Flow (1) , Stock Purchases and Dividends Date Published: 04/21/2021 (In Thousands) (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide.

Date Published: 04/21/2021